SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 5, 2014

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, CO 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Dismissal of Independent Registered Public Accounting Firm

In accordance with its commitment to sound corporate governance practices, the Audit Committee (the “Committee”) of the Board of Directors of Newmont Mining Corporation (the “Company” or “Newmont”) periodically review whether it is in the Company’s best interests to rotate the Company’s independent registered public accounting firm.

Earlier this year, following over ten years of service by PricewaterhouseCoopers LLP (“PwC”), the Committee engaged in a competitive review process in connection with the selection of the Company’s independent auditor for the fiscal year ending December 31, 2015. The Committee invited four major accounting firms to participate, including PwC, and conducted an extensive evaluation process.

As a result of this process, on June 5, 2014, the Committee determined that Ernst & Young LLP (“EY”) will be appointed as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015. On June 5, 2014, the Committee dismissed PwC as the Company’s independent registered public accounting firm subject to completion of services for the fiscal year ending December 31, 2014. On June 5, 2014, the Company informed EY and PwC of the Committee’s decision.

PwC’s audit reports on the Company’s consolidated financial statements for the two most recent fiscal years ended December 31, 2012 and 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles generally accepted in the United States (“US GAAP”).

During the Company’s two most recent fiscal years and the subsequent interim period through June 5, 2014, (i) there were no disagreements between the Company and PwC on any matters of US GAAP or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PwC with a copy of the foregoing statements and has requested a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the above statements. A copy of the letter dated June 9, 2014 from PwC is attached as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

As set forth above, the Committee approved the appointment of EY as the Company’s new independent registered public accounting firm to perform independent audit services beginning with the fiscal year ended December 31, 2015.

During the Company’s two most recent fiscal years ended December 31, 2012 and 2013, and during the subsequent interim period through June 5, 2014, neither the Company, nor anyone on its behalf, has consulted EY with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 9, 2014.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Laurie Brlas
Name:	Laurie Brlas
Title:	Executive Vice President and Chief Financial Officer

Dated: June 9, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 9, 2014.

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